Exhibit 99.2

Second Quarter 2020 Earnings Report

Forward-Looking Statements 2 This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like “believe,” “expect,” “anticipate,” “promise,” “project,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. These forward-looking statements include, but are not limited to, statements regarding the future impact of COVID-19 on our business and financial operations, future loan delinquencies and forbearances, projected servicing advances requirements and other business and financial expectations. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: our exposure to risks of loss and disruptions in operations resulting from adverse weather conditions, civil unrest, man-made or natural disasters, climate change and pandemics such as COVID-19;the continually changing federal, state and local laws and regulations applicable to the highly regulated industry in which we operate; lawsuits or governmental actions that may result from any noncompliance with the laws and regulations applicable to our businesses; the mortgage lending and servicing- related regulations promulgated by the Consumer Financial Protection Bureau and its enforcement of these regulations; our dependence on U.S. government- sponsored entities and changes in their current roles or their guarantees or guidelines; changes to government mortgage modification programs; the licensing and operational requirements of states and other jurisdictions applicable to the Company’s businesses, to which our bank competitors are not subject; foreclosure delays and changes in foreclosure practices; certain banking regulations that may limit our business activities; changes in macroeconomic and U.S. real estate market conditions; difficulties inherent in growing loan production volume; difficulties inherent in adjusting the size of our operations to reflect changes in business levels; purchase opportunities for mortgage servicing rights and our success in winning bids; changes in prevailing interest rates; expected discontinuation of LIBOR; increases in loan delinquencies and defaults; our reliance on PennyMac Mortgage Investment Trust (NYSE: PMT) as a significant source of financing for, and revenue related to, our mortgage banking business; any required additional capital and liquidity to support business growth that may not be available on acceptable terms, if at all; our obligation to indemnify third-party purchasers or repurchase loans if loans that we originate, acquire, service or assist in the fulfillment of, fail to meet certain criteria or characteristics or under other circumstances; our obligation to indemnify PMT if our services fail to meet certain criteria or characteristics or under other circumstances; decreases in the returns on the assets that we select and manage for our clients, and our resulting management and incentive fees; the extensive amount of regulation applicable to our investment management segment; conflicts of interest in allocating our services and investment opportunities among us and our advised entities; the effect of public opinion on our reputation; our recent growth; our ability to effectively identify, manage, monitor and mitigate financial risks; our initiation of new business activities or expansion of existing business activities; our ability to detect misconduct and fraud; and our ability to mitigate cybersecurity risks and cyber incidents; our ability to pay dividends to our stockholders; and our organizational structure and certain requirements in our charter documents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only.

Second Quarter Highlights 3 ▪ Net income was $352.7 million; diluted earnings per share (EPS) were $4.39 – Record earnings driven by core production and servicing results partially offset by fair value losses on mortgage servicing rights (MSRs) and associated hedging and other losses – Book value per share increased 15% to $34.26 from $29.85 at March 31, 2020 – In June, repurchased approximately 7 million shares of PFSI’s common stock (approximately 9% of total shares outstanding) from The BlackRock Foundation for an approximate cost of $237.2 million at $34.00 per share – PFSI’s Board of Directors declared a second quarter cash dividend of $0.15 per share, a 25% increase from the prior quarter, payable on August 28, 2020, to common stockholders of record as of August 17, 2020 ▪ Record Production segment pretax income of $538.1 million, up 124% from 1Q20 and 448% from 2Q19 driven by record volumes in the direct lending channels and record margins across all channels – Direct lending locks were a record $13.0 billion in unpaid principal balance (UPB), up 31% from 1Q20 and 177% from 2Q19 o $8.9 billion in UPB of locks in the consumer direct channel; $4.1 billion in UPB of locks in the broker direct channel – Government correspondent lock volume totaled $12.9 billion in UPB, down 13% Q/Q reflecting a temporary slowdown in the origination market for government loans early in 2Q20 from the impact of COVID-19; government correspondent lock volume was up 7% Y/Y – Total loan acquisitions and originations were $37.6 billion in UPB, up 6% from 1Q20 and 56% from 2Q19 – Correspondent acquisitions of conventional loans fulfilled for PennyMac Mortgage Investment Trust (NYSE: PMT) were $18.9 billion in UPB, up 17% from 1Q20 and 76% from 2Q19

4 ▪ Servicing segment pretax loss was $62.4 million, versus pretax income of $170.8 million in 1Q20 and a pretax loss of $2.7 million in 2Q19 – $108.4 million in MSR fair value losses and $15.1 million in hedging and other losses driven by elevated hedge costs and fair value losses on options due to a decrease in volatility; net impact on pretax income related to these items was $(123.5) million and on EPS was $(1.13) – Pretax income excluding valuation-related changes was a record $86.9 million, up 105% from 1Q20 and 84% from 2Q19 driven primarily by a large contribution from early buyout (EBO) activities and lower realization of MSR cash flows(1) – Servicing portfolio grew to $388.3 billion in UPB, up 1% from March 31, 2020 and 16% from June 30, 2019 ▪ Investment Management segment pretax income was $4.7 million, up from $3.8 million in 1Q20 and $4.0 million in 2Q19 – Revenue was $10.5 million in 2Q20, an increase of 7% from 1Q20 and 2% from 2Q19 – Net assets under management (AUM) were $2.2 billion, up 23% from March 31, 2020 driven by an increase in PMT’s book value Second Quarter Highlights (continued) (1) Servicing segment pretax income excluding valuation-related changes also excludes a $25.8 million provision for credit losses on active loans related to COVID-19. See slide 19 for additional details.

PFSI's Success Built Upon Unique Business Model and Risk Management

- **Balanced business model, with established scale in loan production and servicing**
  - Drives profitability across different market environments
  - Production volumes more weighted to purchase-money loans (42% of total production YTD), significantly higher than the industry average
- **Unique expertise in disciplined risk management – critical to PFSI's success during the COVID-19 crisis and current market environment**
  - Strong balance sheet with low leverage versus competitors
  - Well-developed and sophisticated enterprise risk management systems and infrastructure
  - Leader in capital markets and interest rate risk management, including history of success in hedging MSRs
- **Track record of successful capital management**
  - Retained earnings drive book value growth
  - Repurchased over 8 million shares since 2017
  - Quarterly dividend introduced in 2019

Book Value per Share Since IPO[1]



25% CAGR[2]
$7.27
$12.32
$21.34
$26.26
$34.26
6/30/13
12/31/15
12/31/18
12/31/19
6/30/20

Total Debt to Equity[3]



2.4x
2.4x
3.0x
2.3x
12/31/17
12/31/18
12/31/19
6/30/20

PennyMac® Financial Services, Inc.

(1) Initial Public Offering was May 8, 2013
(2) Compounded annual growth rate
(3) All interest-bearing debt (assets sold under agreements to repurchase, mortgage loan participation and sale agreements, notes payable secured by mortgage servicing assets, obligations under capital lease, excess servicing spread financing payable to PennyMac Mortgage Investment Trust at fair value) divided by stockholders' equity

5

PFSI's Earnings Growth Driven by Direct Lending and Servicing Scale

Production Pretax Income

($ in millions)



Estimated contribution from direct lending (CDL & BDL)
$238.5
$87.3
$527.8
$778.2
2017
2018
2019
1H20

Servicing Pretax Income

($ in millions)



$103.0
$58.7
$172.3
$146.5
$146.8
-$14.8
$129.2
$108.4
2017
2018
2019
1H20
Pretax income
Pretax income excluding valuation-related changes(1)

Investment Management Pretax Income

($ in millions)



$5.8
$7.0
$16.4
$8.5
2017
2018
2019
1H20

- **Faster growth direct lending channels (consumer and broker direct) are significant contributors to PFSI's earnings growth – see slides 12, 13 and 18**
- **PFSI is capturing this growth as a result of significant technology and infrastructure investments made in recent years, coupled with increased hiring to grow the operating platform**
- **While prospects for the U.S. economy remain uncertain, given the present market environment, we expect PFSI's exceptional financial performance to persist into 2021**

PennyMac® Financial Services, Inc.

Note: Does not include pretax income from non-segment activities which was $32.9 million in 2017 and $1.1 million in 2018, which primarily represents Repricing of payable to exchanged Private National Mortgage Acceptance Company, LLC unitholders under a tax receivable agreement. $32.0 million was the result of the change in the federal income tax rate under the Tax Cuts and Jobs Act of 2017.

(1) Valuation-related changes include MSR fair value changes before recognition of realization of cash flows, related hedging and other gains (losses), and provision for credit losses on active loans considered in the assessment of MSR fair value changes

6

Economic Developments Affecting Our Businesses 7 ▪ Challenges in the U.S. economy reflect the impact of COVID-19 as a recent resurgence of the virus weighs on states’ plans to re-open ‒ Re-opening plans, including a return to physical work locations, are now on pause in over 80% of the country and recovery is expected to be more gradual than previously forecasted ‒ The unemployment rate reached a recent high of 14.7% at April 30th(1), while leading economists forecast a gradual recovery to 6.9% by the end of 2021(2) ‒ New requests for mortgage forbearance have decreased substantially since March and April and borrowers are beginning to exit forbearance plans as they continue or resume payments or obtain assistance through government supported loan modification programs ‒ Despite relatively tight levels of supply, economists are forecasting home price decreases in metropolitan areas with heavily affected economies ▪ Fiscal stimulus benefits from the federal government have begun to roll off, with an extension or further stimulus remaining uncertain ‒ Congress has yet to resolve differences on several issues including the jobless benefit, liability protections for business, aid to state and local governments and direct payments to Americans ▪ Liquidity in the financial markets has largely rebounded, however markets continue to reflect uncertainty ‒ Significant recovery in the value of credit-related assets and in particular, government-sponsored enterprise (GSE) credit risk transfer (CRT) investments driven by improved liquidity and a reduction in discount rates (1) Bureau of Labor Statistics (2) Average of estimates from Bank of America (7/10/20), Barclays (7/2/20), Goldman Sachs (7/4/20), Wells Fargo (7/9/20)

2.5% 3.0% 3.5% 4.0% 4.5% 5.0% Jul-15 Oct-15 Jan-16 Apr-16 Jul-16 Oct-16 Jan-17 Apr-17 Jul-17 Oct-17 Jan-18 Apr-18 Jul-18 Oct-18 Jan-19 Apr-19 Jul-19 Oct-19 Jan-20 Apr-20 Jul-20 8 Opportunity in the Mortgage Origination Market (1) Actual originations: Inside Mortgage Finance. Total originations forecast: Average of Mortgage Bankers Association (7/15/20), Fannie Mae (7/10/20), and Freddie Mac (6/16/20) forecasts. (2) Freddie Mac Primary Mortgage Market Survey. 2.99% as of 7/30/20 U.S. Mortgage Origination Market(1) (UPB in billions) Average 30-year fixed rate mortgage(2) 3.50% 3.13% ▪ Economic forecasts for total originations in 2020 have increased to nearly $3 trillion, the highest level since 2003 supported by: ‒ All-time low rates driving robust refinance and purchase mortgage demand ‒ Recent increase in purchase origination forecasts include higher demand in suburban areas ‒ Sales of previously owned homes, which posted their largest ever monthly increase in June and sales of new homes, which have been above consensus expectations ▪ $2.3 trillion origination market expected in 2021, similar to 2019 ▪ Margins remain elevated in direct lending channels driven by industry capacity constraints; correspondent margins have decreased from record levels in early 2Q20 ▪ While PennyMac was one of the few lenders who continued to originate, fund and settle loans throughout March and April, other market participants have returned ▪ PennyMac has been able to capitalize on the market opportunity as a result of its capital structure, risk management disciplines, and significant technology and infrastructure investments made in recent years $2,325 $2,957 $2,328 2019 2020E 2021E Purchase Refinance

Technology Investments to Drive Continued Growth – New Milestone in Production

Production Technology

Correspondent Production

- P3, PennyMac's new correspondent lending portal, leverages proprietary systems and Ellie Mae's next generation Encompass Digital Lending Platform
- Seamless integration with PennyMac's proprietary loan bidding system; instantly prices loans for unique characteristics and required returns
- Enables an improved customer experience and process consistencies while increasing the speed of system enhancements
- Through July 31, approximately 80% of our correspondent clients have been migrated onto P3 with $8.9 billion in locks processed

Consumer Direct

- MAC, our consumer direct portal, allows potential borrowers to interact with their loan application online from end to end
- Creates improved productivity for loan officers; critical in managing capacity to consumer demand

Broker Direct

- POWER, our broker direct portal, provides brokers with an efficient and secure self-service delivery platform to exchange data and information
- Creates increased operational efficiencies and a seamless experience for brokers and, ultimately, the consumer

Plans to eventually consolidate all channels to a single, cloud-based system

Servicing Systems Environment (SSE)

- Proprietary, workflow-driven servicing system with a modern, scalable and flexible architecture, built to meet PennyMac's unique needs as an industry-leading mortgage servicer
- Full cloud-based infrastructure, real-time processing and data management
- Enables PennyMac associates to find the best solution for customers with COVID-related hardship via automated forbearance management and different loss mitigation options

PennyMac Financial Services, Inc.

9

Market Share Trends in PennyMac Financial's Businesses

Correspondent Production[(1)]



10.8%
13.2%
16.6%
16.7%
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20E

Broker Direct Production[(1)]



0.1%
1.0%
1.5%
1.8%
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20E

Consumer Direct Production[(1)]



0.4%
0.6%
1.0%
1.0%
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20E

Loan Servicing[(1)]



2.5%
3.1%
3.4%
3.4%
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20E

PennyMac® Financial Services, Inc.

[(1)] Source: Inside Mortgage Finance and company estimates for 2Q20 or as of 6/30/20. Inside Mortgage Finance estimates total 2Q20 origination market of $865 billion. Correspondent production share estimate is based on PFSI and PMT acquisition volume of $29.9 billion divided by $179 billion for the correspondent market (estimated to be 21% of total origination market). Consumer direct production share is based on PFSI originations of $5.1 billion divided by $538 billion for the retail market (estimated to be 62% of total origination market). Broker direct production share is based on PFSI originations of $2.6 billion divided by $148 billion for the broker market (estimated to be 17% of total origination market). Loan servicing market share is based on PFSI's servicing UPB of $388.3 billion divided by an estimated $11.3 trillion in mortgage debt outstanding as of June 30, 2020.

10

Production Segment Highlights – Correspondent Channel

- Correspondent acquisitions by PMT in 2Q20 totaled $29.9 billion in UPB, up slightly from the prior quarter and 40% Y/Y
  - 37% government loans; 63% conventional loans
  - Government acquisitions of $11.0 billion in UPB, down 19% Q/Q and up 4% Y/Y
    - Government correspondent market volumes declined significantly in 2Q20 but have since recovered
  - Conventional conforming acquisitions of $18.9 billion in UPB, up 17% Q/Q and 76% Y/Y
- Margins were at all-time highs in April – have since decreased but remain above pre-COVID levels
- Government correspondent lock volume totaled $12.9 billion in UPB, down 13% Q/Q and up 7% Y/Y
- Higher-margin, best efforts commitments increased to 38% of lock volume in 2Q20 from 23% in 1Q20
  - Enabled by PennyMac's capital and expertise to efficiently hedge production pipelines across different market environments
- July correspondent acquisitions totaled $12.7 billion in UPB; locks were a record $16.0 billion in UPB



Correspondent Volume and Mix
(UPB in billions)
$24.7
$34.0
$37.7
$21.3
$29.8
$29.9
$10.7
$16.2
$18.9
$10.6
$13.6
$11.0
2Q19
1Q20
2Q20
Government loans(1)
Conventional loans for PMT(2)
Total locks(3)

Key Financial Metrics	1Q20	2Q20
Revenue per fallout-adjusted government lock[4]	76	163
Weighted average fulfillment fee (bps)[5]	26	28

Selected Operational Metrics	1Q20	2Q20
Delegated correspondent seller relationships	690	691
Purchase-money loans, as a % of total acquisitions	58%	40%

PennyMac® Financial Services, Inc.

[1] For government-insured loans, PFSI earns income from holding and selling or securitizing the loans [2] For conventional and jumbo loans, PFSI earns a fulfillment fee from PMT rather than income from holding and selling or securitizing the loans [3] Includes locks related to PMT loan acquisitions, including conventional loans for which PFSI earns a fulfillment fee upon loan funding [4] Includes net gains on loans held for sale, loan origination fees and net interest income for government-insured loans; lock volume adjusted for expected fallout for government-insured correspondent locks (9%) [5] Based on funded loans subject to fulfillment fee. The fee may reflect discretionary adjustments to facilitate the successful completion of certain loan transactions

11

Production Segment Highlights – Consumer Direct Channel

- Consumer direct production volume in 2Q20 was $5.1 billion in UPB, up 27% Q/Q and 161% Y/Y
- Interest rate lock commitments in 2Q20 totaled $8.9 billion in UPB, up 25% Q/Q and 167% Y/Y
- Growth enabled by significant investments to scale the operating platform and successful implementation of work-from-home plan
  - Continued significant growth in loan officers
  - Expected to contribute additional revenue in future periods as loan officers complete training and tenure increases
- Efficient and low-cost structure enabled record volumes and profitability
- Non-portfolio interest rate lock commitments in 2Q20 totaled $568 million, up 120% Q/Q
- July 2020 consumer direct originations totaled $2.0 billion in UPB; locks totaled $3.5 billion in UPB
  - $5.1 billion committed pipeline at July 31, 2020[1]

Consumer Direct Production Volume

(UPB in billions)



$8.9
$7.2
$3.4
$5.1
$4.0
$2.0
$1.1
$0.8
$2.4
$1.7
$2.6
$2.5
2Q19
1Q20
2Q20
Conventional
Government
Total Locks

Consumer Direct Metrics	1Q20	2Q20
Revenue per fallout-adjusted consumer direct lock (bps)[2]	464	575
Purchase-money loans, as a % of total originations	5%	5%

PennyMac Financial Services, Inc.

[1] Commitments to originate mortgage loans at specified terms at period end
[2] Includes net gains on loans held for sale, loan origination fees and net interest income; lock volume adjusted for expected fallout, which was 37% in 2Q20 for consumer direct locks

12

Production Segment Highlights – Broker Direct Channel

- Broker direct production volume in 2Q20 totaled $2.6 billion in UPB, up 67% Q/Q and 210% Y/Y
- Lock volume of $4.1 billion in UPB, up 48% Q/Q and 204% Y/Y
- The competitive landscape in this channel has been fundamentally altered as a result of challenges faced by other market participants related to the COVID-19 crisis, resulting in an increase in margins
- PennyMac's consistent operational performance through the highest levels of market volatility attracted new brokers to our platform and established a greater level of loyalty
  - Approved brokers totaled 1,255 at June 30, 2020, up 17% from March 31, 2020
- PennyMac has continued to invest in fulfillment capacity to address the competitive opportunity, increased demand and market share growth
- July 2020 broker direct originations totaled $1.1 billion in UPB; locks totaled $1.6 billion in UPB
  - $1.9 billion committed pipeline at July 31, 2020[1]

Broker Direct Production Volume

(UPB in billions)


$4.1
$2.8
$1.3
$2.6
$0.5
$2.1
$1.6
$0.4
$1.2
$0.8
$0.2
$0.6
2Q19
1Q20
2Q20
Conventional loans
Government loans
Total Locks

Broker Direct Metrics	1Q20	2Q20
Revenue per fallout-adjusted broker direct lock (bps)[2]	162	304
Approved brokers	1,074	1,255
Non-delegated only correspondent sellers	116	119
Purchase-money loans, as a % of total originations	33%	25%

(1) Commitments to originate mortgage loans at specified terms at period end

(2) Includes net gains on loans held for sale, loan origination fees and net interest income; lock volume adjusted for expected fallout, which was 25% in 2Q20 for broker direct locks

PennyMac Financial Services, Inc.

13

Servicing Segment Highlights

- Servicing portfolio increased to $388.3 billion in UPB at June 30, 2020, up 1% Q/Q and 16% Y/Y despite elevated prepayment speeds and disruption in the correspondent production market
- Significant increase in delinquency rate at June 30 due to COVID-19 hardships and forbearance
- Temporary decrease in EBO loan volume in 2Q20 driven by market and regulatory uncertainties
  – Going forward, higher income from EBO activity is expected to offset higher expenses related to addressing customers with hardships

Selected Operational Metrics

	1Q20	2Q20
Loans serviced (in thousands)	1,839	1,842
60+ day delinquency rate - owned portfolio[(1)]	3.3%	11.7%
60+ day delinquency rate - sub-serviced portfolio[(2)]	0.4%	5.1%
Actual CPR - owned portfolio[(1)]	19.2%	24.4%
Actual CPR - sub-serviced[(2)]	20.6%	34.8%
UPB of completed modifications ($ in millions)	$713	$595
EBO loan volume ($ in millions)[(3)]	$1,637	$293

Loan Servicing Portfolio Composition

(UPB in billions)



$334.5
$384.2
$388.3
6/30/2019
3/31/2020
6/30/2020
Prime owned
Prime subserviced and other

Net Portfolio Growth

(UPB in billions)



$384.2
($33.5)
$37.6
$388.3
At 3/31/20
Runoff (4)
Additions from loan production (5)
At 6/30/20

PennyMac Financial Services, Inc.

[(1)] Owned portfolio in predominantly government-insured and guaranteed loans under the FHA (54%), VA (29%), and USDA (12%) programs, in addition to conventional loans (5%) originated in PFSI's consumer and broker direct lending channels; loan and delinquency data based on loan count (i.e., not UPB). CPR – conditional prepayment rate [(2)] Represents PMT's MSRs. Excludes distressed loan investments. CPR – conditional prepayment rate [(3)] Early buyouts of delinquent loans from Ginnie Mae pools during the period [(4)] Also includes loans servicing released in connection with recent asset sales by PMT [(5)] Includes consumer direct production, government correspondent acquisitions, and conventional conforming and jumbo loan acquisitions subserviced for PMT

14

Owned Portfolio Servicing Trends – COVID Forbearances & EBO Opportunity



Forbearance Rate (1)
13.2%
4.2%
8.9%
12.4%
1.9%
10.6%
11.7%
1.6%
10.1%
4/30/2020
6/30/2020
7/31/2020
Delinquent
Current

- 69% of forbearance plans in effect as of April 30th have been extended
- The percentage of loans in PFSI's MSR portfolio under forbearance plans declined from April 30th to July 31st as a 21% increase in new forbearance plans since April 30th was more than offset by 31% of the borrowers in forbearance plans as of April 30th who have exited
  - Loans in forbearance that remained current or went delinquent and subsequently re-performed were 18%
  - Forbearances transitioning to active loss mitigation primarily to complete partial claims and streamline modifications represented 11%
  - Payoffs represented approximately 2%
- Eligible delinquent loans that are bought out of MBS (EBOs) and subsequently cure that remain current for six months and streamline modifications may be re-delivered under Ginnie Mae guidelines
- At July 31, 2020 10.1% of the loans in PFSI's predominately government MSR portfolio were in forbearance plans and delinquent, providing a significant EBO opportunity in the second half of 2020 and in 2021
- We are expanding our financing facilities and expect to deploy a portion of excess liquidity to fund future EBO opportunities

(1) Forbearance data based on loan count (i.e., not UPB). As of 7/31/2020, forbearance units amounted to 145,929, total portfolio units were 1,246,363, and portfolio UPB was $240.7 billion

PennyMac Financial Services, Inc.

15

Investment Management Revenues (1) 16 Investment Management Segment Highlights Investment Management AUM ($ in billions) ▪ Net AUM as of June 30, 2020 were $2.2 billion, up 23% from March 31, 2020 due to the increase in PMT’s book value – primarily driven by record Correspondent Production segment results and a significant recovery in the fair value of its investments in GSE CRT ▪ Investment management revenues were $10.5 million, up 7% from 1Q20 and 2% from 2Q19 ▪ No incentive fee in 2Q20; incentive fees are not expected for some time ▪ PMT's current investment focus is its conventional correspondent production and the resulting MSRs ($ in millions) $9.9 $8.4 $9.9 $10.5 $2.0 $0.0 $10.4 $9.9 $10.5 2Q19 1Q20 2Q20 Base management fees & other revenue Performance incentive $1.94 $1.82 $2.24 6/30/2019 3/31/2020 6/30/2020

Hedging Approach Continues to Moderate the Volatility of PFSI's Results

MSR Valuation Changes and Offsets

($ in millions)



MSR fair value change before recognition of realization of cash flows
Hedging and other gains (losses)
Production pretax income
$206.8
$98.2
($259.2)
$1,051.1
$240.1
($920.3)
$538.1
($108.4)
($15.1)
2Q19
1Q20
2Q20

- PFSI seeks to moderate the impact of interest rate changes on the fair value of its MSR asset through a comprehensive hedge strategy that also considers production-related income, which totaled $538.1 million in 2Q20
- In 2Q20, MSR fair value decreased due to:
  - Expectations for increased prepayment activity in the future related to lower interest rates
  - Higher-than-modeled actual prepayments
- Hedging and other losses reflect:
  - Maintenance of our hedge discipline throughout market turmoil; elevated volatility early in 2Q20 drove option costs near record highs
  - Volatility which decreased by June 30 resulting in fair value losses on options
- Year-to-date through June 30, MSR fair value losses totaled $1.03 billion, offset by hedging and other gains totaling $1.04 billion
  - Reflects disciplined focused on capital preservation and risk management to protect the value of the MSR asset across varying interest rate environments

Note: Figures may not sum exactly due to rounding

PennyMac Financial Services, Inc.
17

Drivers of PFSI Production Segment Profitability

	2Q19				1Q20				2Q20			
	Fallout Adjusted Locks	Margin / Fulfillment Fee (bps)[1]	Revenue Contribution (net of Loan origination expense)	% of Production Revenue	Fallout Adjusted Locks	Margin / Fulfillment Fee (bps)[1]	Revenue Contribution (net of Loan origination Expense)	% of Production Revenue	Fallout Adjusted Locks	Margin / Fulfillment Fee (bps)[1]	Revenue Contribution (net of Loan origination expense)	% of Production Revenue
Government Correspondent	$ 11,427	30	$ 34.3	20%	$ 14,276	76	$ 108.5	29%	$ 11,757	163	$ 191.6	28%
Consumer Direct	2,249	433	97.4	56%	4,940	464	229.2	61%	5,637	575	324.1	47%
Broker Direct	996	98	9.8	6%	2,135	162	34.6	9%	3,073	304	93.4	14%
Other[2]	n/a	n/a	36.7	21%	n/a	n/a	70.8	19%	n/a	n/a	217.2	32%
Total PFSI account revenues (net of Loan origination expense)	**$ 14,672**	**98**	**$ 143.8**	**83%**	**$ 21,351**	**157**	**$ 334.6**	**89%**	**$ 20,467**	**310**	**$ 634.7**	**92%**
PMT Conventional Correspondent	12,010	25	29.6	17%	17,962	23	41.9	11%	22,324	24	52.8	8%
Total Production revenues (net of Loan origination expense)		**65**	**$ 173.4**	**100%**		**96**	**$ 376.6**	**100%**		**161**	**$ 687.5**	**100%**
Production expenses (less Loan origination expense)	**$ 26,682**	**28**	**$ 75.2**	**43%**	**$ 39,314**	**35**	**$ 136.4**	**36%**	**$ 42,790**	**35**	**$ 149.4**	**22%**
Production segment pretax income		**37**	**$ 98.2**	**57%**		**61**	**$ 240.1**	**64%**		**126**	**$ 538.1**	**78%**

- Direct lending channels (consumer and broker direct) have outsized impact on Production earnings – represented 20% of fallout adjusted lock volume in 2Q20, but about 60% of segment pretax income
- Production revenue margin has increased significantly due to record high margins in each channel as well as change in mix due to the growth in volumes in higher-margin direct lending channels
- Substantial potential to grow market share in the direct lending channels (each less than 2% in 2Q20) versus correspondent, where PennyMac is already the market leader
  - PMT's position as the largest correspondent aggregator drives growth of the servicing portfolio, in turn creating opportunities for growth in the consumer direct channel
- Despite a proportional shift toward the direct channels which have higher costs to originate, production expenses remained contained Q/Q as the channels benefitted from increased economies of scale

(1) Expected revenue net of direct origination costs at time of lock
(2) Reflects hedging, pricing and execution changes, timing of revenue recognition, and other items

PennyMac Financial Services, Inc.

18

2Q20 Servicing Profitability Excluding Valuation-Related Changes

	2Q19			1Q20			2Q20		
		$ in millions	basis points[1]		$ in millions	basis points[1]		$ in millions	basis points[1]
Operating revenue	$	253.7	30.8	$	266.5	28.3	$	257.2	26.6
Realization of MSR cash flows		(106.8)	(13.0)		(114.9)	(12.2)		(97.4)	(10.1)
EBO loan-related revenue[2]		38.2	4.6		47.8	5.1		75.9	7.9
Servicing expenses:									
Operating expenses		(75.8)	(9.2)		(84.1)	(8.9)		(85.9)	(8.9)
Interest shortfall		(8.2)	(1.0)		(14.9)	(1.6)		(19.0)	(2.0)
Credit losses and provisions for defaulted loans		(16.0)	(1.9)		(16.0)	(1.7)		(18.5)	(1.9)
EBO loan transaction-related expense		(10.6)	(1.3)		(18.6)	(2.0)		(6.2)	(0.6)
Financing expenses:									
Interest on ESS		(2.8)	(0.3)		(2.0)	(0.2)		(2.4)	(0.2)
Interest to third parties		(24.6)	(3.0)		(21.6)	(2.3)		(16.8)	(1.7)
Pretax income excluding valuation-related changes	**$**	**47.1**	**5.7**	**$**	**42.3**	**4.5**	**$**	**86.9**	**9.0**
Valuation-related changes[3]									
MSR fair value[4]		(259.2)			(920.3)			(108.4)	
ESS liability fair value		3.6			14.5			0.6	
Hedging derivatives gains (losses)		203.2			1,036.6			(15.8)	
Provision for credit losses on active loans[5]		2.6			(2.3)			(25.8)	
Servicing segment pretax income	**$**	**(2.7)**		**$**	**170.8**		**$**	**(62.4)**	
Average servicing portfolio UPB	**$**	**329,356**		**$**	**377,295**		**$**	**386,456**	

- Operating revenue decreased $9.3 million Q/Q driven by decreased income from custodial deposits due to lower earnings rates; operating expenses as a percentage of the total servicing portfolio UPB was unchanged
- EBO loan revenue increased $28.1 million Q/Q while related expenses decreased $12.4 million due to a reduced impact from loan buyouts and hedging in 2Q20
- Interest shortfall from prepayments remains elevated and increased $4.1 million Q/Q
- Valuation-related changes include $25.8 million in provisions for credit losses on active loans as a result of higher delinquencies related to COVID-19

PennyMac Financial Services, Inc.

(1) Of average portfolio UPB, annualized
(2) Comprised of net gains on mortgage loans held for sale at fair value and net interest income related to EBO loans
(3) Changes in fair value do not include realization of MSR cash flows, which are included in amortization and realization of MSR cash flows above
(4) Includes fair value changes and provision for impairment
(5) Considered in the assessment of MSR fair value changes

19

Trends in Delinquencies and Advances for PFSI's Owned Portfolio



30+ Day Delinquency Rate(1)
6.8%
7.4%
7.6%
7.2%
13.0%
15.1%
14.6%
Jun-19
Sep-19
Dec-19
Mar-20
Apr-20
Jun-20
Jul-20

- Servicing advances outstanding were approximately $285 million at July 31, versus $260 million at April 30, 2020
  - Ginnie Mae requires a servicer to continue advancing principal and interest (P&I) payments for delinquent loans until it buys such loans out of the MBS
  - No P&I advances have been made in 2020, as prepayment activity continues to sufficiently cover Ginnie Mae's requirement
  - The majority of advances related to PFSI's MSR portfolio are expected to be related to property taxes and insurance to protect investors' interest in the properties securing the underlying loans
- Historically, PFSI has funded servicing advances with corporate cash
  - PFSI has approximately $1.5 billion in available liquidity, less $220 million in minimum liquidity required by Ginnie Mae, as of July 31, 2020
- PFSI is currently able to borrow up to $600 million against Ginnie Mae MSRs and servicing advances from Credit Suisse; financing structure for servicing advances allows for expansion via addition of other lenders or issuance of term notes

(1) Delinquency data based on loan count (i.e., not UPB). As of 7/31/2020, 30+ day delinquency units amounted to 181,292, total portfolio units were 1,246,363, and portfolio UPB was $240.7 billion.

PennyMac Financial Services, Inc.

20

Appendix

▪ Complex and highly regulated mortgage industry requires effective governance, compliance and operating systems ▪ Operating platform has been developed organically and is highly scalable ▪ Commitment to strong corporate governance, compliance and risk management since inception ▪ PFSI is well positioned for continued growth in this market and regulatory environment Loan Production Loan Servicing Investment Management ▪ Servicing for owned MSRs and subservicing for PMT ▪ Major loan servicer for Fannie Mae, Freddie Mac and Ginnie Mae ▪ Industry-leading capabilities in special servicing ▪ Organic growth results from loan production, supplemented by MSR acquisitions and PMT investment activity ▪ External manager of PMT, which invests in mortgage- related assets: – GSE credit risk transfers – MSRs and ESS – Investments in prime non- Agency MBS and asset-backed securities ▪ Synergistic partnership with PMT ▪ Correspondent aggregation of newly originated loans from third-party sellers – PFSI earns gains on delegated government-insured and non- delegated loans – Fulfillment fees for PMT’s delegated conventional loans ▪ Consumer direct origination of conventional and government- insured loans ▪ Broker direct origination launched in 2018 22 Overview of PennyMac Financial’s Businesses

PFSI Has Developed in a Sustainable Manner for Long-Term Growth

- Disciplined growth to address the demands of the GSEs, Agencies, regulators and our financing partners
  - Since inception, PennyMac has focused on building and testing processes and systems before adding significant transaction volumes
- Highly experienced management team has created a robust corporate governance system centered on compliance, risk management and quality control

2020
- MSR financing structure to include servicer advances

2019
- Launched proprietary, cloud-based Servicing Systems Environment (SSE)

2018
- PFSI completes corporate reorganization

2017
- Issued MSR-backed term notes

2016
- Substantial growth in consumer direct capacity

2015
- Stockholders' equity surpasses $1 billion

2014
- Continued organic growth
- Servicing UPB reaches $100 billion

2013
- PFSI completed initial public offering
- Expanded infrastructure in Fort Worth, TX

2012
- Expanded infrastructure in Tampa, FL
- Became largest non-bank correspondent aggregator

2011
- Expanded infrastructure with flagship operations facility in Moorpark, CA
- Correspondent leadership team expands

2010
- Added servicing leadership for prime portfolio and to drive scalable growth
- Correspondent system launches

2009
- PMT formed in an initial public offering raising $320 million
- Correspondent group established with a focus on operations development and process design

2008
- Operations launched; de novo build of legacy-free mortgage servicer
- Raised $500 million of capital in private opportunity funds

Period End:	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020 (1)
Employees:	72	128	230	435	1,008	1,373	1,816	2,523	3,099	3,248	3,460	4,215	5,353

(1) 2020 figure is as of June 30, 2020; excludes outsourced full-time equivalents

PennyMac Financial Services, Inc.

23

24 Industry-leading platform built organically – not through acquisitions ▪ Disciplined, sustainable growth for more than 12 years ▪ Focused on building and testing processes and systems before large transaction volumes Distinctive expertise and full range of capabilities across mortgage banking and investment management  Loan production, e.g., loan fulfillment systems and operations, correspondent counterparty review and management  Credit, e.g., loan program development, underwriting and quality control  Capital markets, e.g., pooling and securitization, hedging/interest rate risk management  Servicing, e.g., customer service, default management, investor accounting  Corporate functions, e.g., enterprise risk management, internal audit, treasury, finance and accounting, legal, IT infrastructure and development ▪ More than 5,300 employees ▪ Highly experienced management team – 156 senior-most executives have, on average, 25 years of relevant industry experience Strong governance and compliance culture ▪ Led by distinguished board which includes seven independent directors ▪ Robust management governance structure with 9 committees that oversee key risks and controls ▪ External oversight by regulators, business partners and other third parties Desired structure in place to compete effectively as a non-bank ▪ Synergistic partnership with PMT, a leading residential mortgage REIT and long-term investment vehicle ▪ Provides access to efficient capital and reduces balance sheet constraints on growth PennyMac Financial Is in a Unique Position Among Mortgage Specialists

25 Why Are MSR Sales Occurring? How Do MSRs Come to Market? ▪ Large servicers may sell MSRs due to operational pressures, regulatory capital constraints for banks and a re-focus on core customers/businesses ▪ Independent mortgage banks sell MSRs from time to time due to a need for capital ▪ Opportunities may arise in the current market driven by dislocation and liquidity concerns ▪ Intermittent large bulk portfolio sales ($10+ billion in UPB) – Require considerable coordination with selling institutions and Agencies ▪ Mini-bulk sales (typically $500 million to $5 billion in UPB) ▪ Flow/co-issue MSR transactions (monthly commitments, typically $20- $100 million in UPB) – Alternative delivery method typically from larger independent originators Which MSR Transactions Are Attractive? ▪ GSE and Ginnie Mae servicing in which PFSI has distinctive expertise ▪ MSRs sold and operational servicing transferred to PFSI (not subserviced by a third party) ▪ Measurable representation and warranty liability for PFSI PFSI is uniquely positioned to be a successful acquirer of MSRs • Proven track record of complex MSR and distressed loan transfers • Operational platform that addresses the demands of the Agencies, regulators and financing partners • Physical capacity in place to sustain servicing portfolio growth plans • Potential co-investment opportunity for PMT in the ESS Opportunity in MSR Acquisitions

26 Excess Servicing Spread (e.g., 17bp) MSR Asset (e.g., 34bp servicing fee) Acquired by PFSI from Third-Party Seller(1) ▪ PMT has co-invested in Agency MSRs acquired from third-party sellers by PFSI; presently only related to certain Ginnie Mae MSRs ▪ PMT acquires the right to receive the ESS cash flows over the life of the underlying loans ▪ PFSI owns the MSRs and services the loans (1) The contractual servicer and MSR owner is PLS, an indirect wholly-owned subsidiary of PFSI (2) Subject and subordinate to Agency rights (under the related servicer or issuer guide) and, as applicable, to PFSI’s pledge of MSRs under a note payable; does not change the contractual servicing fee paid by the Agency to the servicer Excess Servicing Spread(2) ▪ Interest income from a portion of the contractual servicing fee – Realized yield dependent on prepayment speeds and recapture Base MSR ▪ Income from a portion of the contractual servicing fee ▪ Also entitled to ancillary income ▪ Bears expenses of performing loan servicing activities ▪ Required to advance certain payments largely for delinquent loans Base MSR (e.g., 17bp) Acquired by PMT from PFSI(1) Example transaction: actual transaction details may vary materially PFSI’s Mortgage Servicing Rights Investments in Partnership with PMT

27 MSR Asset Valuation Note: Figures may not sum exactly due to rounding Pool UPB $215,949 $17,859 $233,808 Weighted average coupon 3.83% 4.19% 3.86% Weighted average servicing fee rate 0.35% 0.34% 0.35% Weighted average prepayment speed assumption (CPR) 17.2% 12.1% 16.8% Fair value $2,037.0 $176.5 $2,213.5 As a multiple of servicing fee 2.67 2.89 2.69 Related excess servicing spread liability - $151.2 $151.2 June 30, 2020 Unaudited ($ in millions) Total Subjectto excess servicing spread liability Not subject to excess servicing spread liability

28 Note: Figures may not sum exactly due to rounding (1) Consists of prime jumbo and non-Qualified Mortgage (QM) loans Acquisitions and Originations by Product First Lien Acquisitions/Originations Second Lien Originations Unaudited ($ in millions) Correspondent Acquisitions Conventional Conforming 10,737 $ 16,644 $ 20,510 $ 16,153 $ 18,900 $ Government 10,574 14,346 16,653 13,616 10,991 Non-Agency(1) 4 3 - - - Total 21,315 $ 30,993 $ 37,163 $ 29,768 $ 29,890 $ Consumer Direct Originations Conventional Conforming 838 $ 1,006 $ 1,203 $ 1,670 $ 2,475 $ Government 1,127 1,651 2,566 2,354 2,647 Jumbo - - - - - Total 1,965 $ 2,657 $ 3,768 $ 4,024 $ 5,122 $ Broker Direct Originations Conventional Conforming 597 $ 842 $ 940 $ 1,163 $ 2,136 $ Government 240 359 481 403 481 Non-Agency(1) 7 4 - - - Total 844 $ 1,206 $ 1,421 $ 1,566 $ 2,617 $ Total acquisitions/originations 24,125 $ 34,856 $ 42,353 $ 35,358 $ 37,630 $ UPB of loans fulfilled for PMT 10,741 $ 16,647 $ 20,510 $ 16,153 $ 18,900 $ 2Q19 4Q19 3Q19 2Q20 1Q20 Consumer Direct Fundings HELOC 1 $ 1 $ 2 $ 1 $ 0 $

29 Interest Rate Locks by Product First Lien Locks Note: Figures may not sum exactly due to rounding (1) Consists of prime jumbo and non-Qualified Mortgage (QM) loans Unaudited ($ in millions) Correspondent Locks Conventional Conforming 12,628 $ 19,461 $ 19,736 $ 19,109 $ 24,804 $ Government 12,028 15,933 16,225 14,871 12,920 Non-Agency(1) 14 1 - - - Total 24,671 $ 35,395 $ 35,961 $ 33,980 $ 37,725 $ Consumer Direct Locks Conventional Conforming 1,413 $ 1,777 $ 2,053 $ 3,603 $ 4,666 $ Government 1,938 2,844 3,407 3,548 4,281 Jumbo 6 6 6 8 - Total 3,357 $ 4,627 $ 5,466 $ 7,159 $ 8,947 $ Broker Direct Locks Conventional Conforming 927 $ 1,253 $ 1,147 $ 2,163 $ 3,229 $ Government 394 606 566 610 868 Non-Agency(1) 25 2 - - - Total 1,346 $ 1,860 $ 1,713 $ 2,773 $ 4,097 $ Total locks 29,373 $ 41,883 $ 43,140 $ 43,912 $ 50,769 $ 2Q19 3Q19 4Q19 2Q20 1Q20

30 Credit Characteristics by Acquisition / Origination Period Correspondent Consumer Direct Broker Direct 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 Government-insured 698 701 703 700 719 Government-insured 43 42 42 42 37 Conventional 755 760 762 763 769 Conventional 36 35 35 34 32 Weighted Average DTI Weighted Average FICO 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 Government-insured 703 709 711 710 719 Government-insured 43 42 42 42 41 Conventional 738 743 747 748 752 Conventional 37 36 35 35 33 Weighted Average DTI Weighted Average FICO 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 Government-insured 697 712 715 712 738 Government-insured 44 43 43 43 42 Conventional 752 759 758 761 767 Conventional 37 36 36 34 32 Weighted Average DTI Weighted Average FICO